SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 ___________


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                        Date of Report:  March 1, 1996
                       (Date of earliest event reported)

                                 ___________


                             THE CHUBB CORPORATION
            (Exact name of registrant as specified in its charter)


                                  New Jersey
                           (State of Incorporation)


        1-8661                                        13-2595722
(Commission File Number)                    (IRS Employer Identification No.)


     15 Mountain View Road, P.O. Box 1615, Warren, New Jersey  07061-1615
                   (Address of principal executive offices)


              Registrant's Telephone Number, including area code:
                                (908) 903-2000

ITEM 5.  OTHER EVENTS

On March 1, 1996, The Chubb Corporation (the "Registrant") issued the press release attached as Exhibit 20.1 to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         20.1  Registrant's press release, dated March 1, 1996.




                                   Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE CHUBB CORPORATION


                                             By: /s/ Robert Rusis
                                                 -------------------------
                                                 Robert Rusis
                                                 Senior Vice President &
                                                 General Counsel



Dated:  March 1, 1996



                                 EXHIBIT INDEX


Exhibit    Description of Exhibit
-------    ----------------------

 20.1      Registrant's press release, dated March 1, 1996.